UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4244

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

(800) 754-8758

T. Gibbs Kane, Jr., President

8 Sound Shore Drive

Greenwich, CT 06830

(203) 629-1980

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008—June 30, 2008

Item 1.	Reports to Stockholders.

3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-754-8758

June 30, 2008

Dear Shareholder:

The Sound Shore Fund ended June 30, 2008 with a net asset value of $32.76 per share. The second quarter total return of 0.69% was ahead of both the Standard & Poor’s 500 Index (“S&P 500”) and the Dow Jones Industrial Average (“Dow Jones”), which returned -2.73% and -6.85%, respectively. For the first half of 2008, the Fund has a total return of -7.80% while the S&P 500 and Dow Jones were lower, respectively, at -11.91% and -13.38%.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s 1, 5, 10, and 15-year average annual total returns for the period ended June 30, 2008 were -11.21%, 9.57%, 6.02%, and 10.95%, respectively. As stated in the current prospectus, the Fund’s annual operating gross expense ratio is 0.92%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

After a weak first quarter, equity markets were initially stable in April but then resumed declining through the remainder of the second quarter, closing with the S&P 500’s worst June performance since the Depression. The combination of high energy and food inflation, housing deflation, and banking sector chaos is sapping investor expectations, which The Conference Board recently measured at a 40-year low. While commodity oriented stocks provided positive returns for the first half, the bulk of domestic value and growth stocks fell regardless of capitalization or style. The US stock market actually fared better than most developed international markets, with only the commodity-rich Canadian market in positive territory for the first six months according to data from the MSCI All-Country World Index.

In your portfolio, oil and gas producer Pioneer Natural Resources Co. was the biggest contributor for the quarter, gaining 59% and far outpacing the energy sector. We invested in Pioneer in 2007 when its total market value per natural gas and oil equivalent reserves of $1.50 per thousand cubic feet, was at a 50% discount to peers and after the stock had underperformed substantially for three years. Since that time, focused and improved execution in the company’s core US fields, Pioneer West Texas Spraberry field and the Raton Basin of Southeastern Colorado, has helped it to meet or exceed management’s 10-12% annual production and reserve growth targets. A solid tailwind from higher oil and gas prices aided Pioneer in the quarter, as well as our other solid energy performers El Paso Corp., Spectra Energy Corp., and Royal Dutch Shell Group plc ADR.

Meanwhile, insurance broker Aon Corp. was up 15%, in contrast to the bulk of its financial sector peers. Aon continues to benefit from management’s efforts to focus on its core business. Since our initial 2004 investment, Aon has steadily gained market share and now is the market leader. The recently completed sale of its Combined Insurance unit will enable the company to buy back an additional 10% of the outstanding shares. Similarly, management execution at Symantec Corp. drove that stock to a 16%

gain for the quarter. Successful cost control efforts implemented over the past two quarters provided better than expected earnings in the company’s industry leading enterprise storage segment.

On the negative side, General Electric Co. (GE) declined 28% for the quarter after the company lowered earnings expectations for 2008. Strength in the company’s infrastructure units was more than offset by weakness in its financial segment. We believe GE is an attractive investment opportunity given its current price to earnings ratio (P/E) of 12 times expected earnings and its unrivalled market positions in global energy, transportation, and health care. Bank of America’s strong capital and leading retail banking position did not cushion its performance, off 37% in the quarter.

At June 30th, most US indices were down by more than 10% for the year-to-date and several were at or near “official” bear market declines of 20% or more from their October, 2007 peaks. While tempting, trying to time the market has historically proven costly to investors’ performance. A recently updated Dalbar, Inc. study shows that from 1988 to 2007, mutual fund investors realized only 38%, or 4.5%, of the S&P 500’s 11.8% annual return primarily because of ill-timed sales and purchases. Sound Shore has experienced multiple market downturns over the past 30 years, and we have found that uncertain market conditions, while uncomfortable, can yield uncommon values. We continue to search for them in the current market.

As always, many thanks for your investment alongside us in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Fund returns assume the reinvestment of all dividend and capital gain distributions. The S&P 500 is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It is not possible to invest directly in an Index or Average.

The Conference Board is a not-for-profit research organization for businesses that distributes information about management and the market place. It is a widely quoted private source of business intelligence.

Price to earnings (P/E) ratio is the value of a company’s stock price relative to company earnings. Percent of net assets as of 6/30/08:    AON Corp.: 2.38%; Bank of America Corp.: 1.92%; El Paso Corp.: 2.67%; General Electric Co.: 2.33%; Pioneer Natural Resources Co.: 2.58%; Royal Dutch Shell plc ADR: 3.03%; Spectra Energy Corp.: 3.22%; and Symantec Corp.: 2.78%.

The Fund may invest in medium-sized companies, which involves greater risk than investing in larger, more established companies such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources.

The views in this letter were those of the Fund managers as of 6/30/08 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

STATEMENT OF NET ASSETS

JUNE 30, 2008 (Unaudited)

	Share Amount	Market Value
Common Stock (96.7%)
Consumer Discretionary (16.5%)
Apollo Group, Inc., Class A †	1,270,000	$56,210,200
Comcast Corp., Class A	3,670,900	69,636,973
Interpublic Group of Cos., Inc. †	6,973,200	59,969,520
Time Warner, Inc.	5,087,100	75,289,080
Walt Disney Co.	1,862,900	58,122,480
Washington Post Co., Class B	117,218	68,795,244

		388,023,497

Consumer Staples (5.1%)
Kimberly-Clark Corp.	1,003,300	59,977,274
Unilever NV NY ADR	2,121,300	60,244,920

		120,222,194

Diversified Financials (10.9%)
Bank of America Corp.	1,897,700	45,298,099
Credit Suisse Group AG ADR	1,560,700	70,715,317
Invesco, Ltd.	2,424,400	58,137,112
National City Corp.	10,027,700	47,832,129
State Street Corp.	530,600	33,953,094

		255,935,751

Energy (11.5%)
El Paso Corp.	2,892,000	62,872,080
Pioneer Natural Resources Co.	776,400	60,776,592
Royal Dutch Shell PLC Class A, ADR	873,500	71,373,685
Spectra Energy Corp.	2,637,700	75,807,498

		270,829,855

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF NET ASSETS (Continued)

JUNE 30, 2008 (Unaudited)

	Share Amount	Market Value
Health Care (11.4%)
Baxter International, Inc.	628,700	$40,199,078
Boston Scientific Corp. †	6,009,100	73,851,839
Cardinal Health, Inc.	1,063,600	54,860,488
CIGNA Corp.	2,022,100	71,562,119
Kinetic Concepts, Inc. †	740,500	29,553,355

		270,026,879

Industrials (6.7%)
General Electric Co.	2,059,000	54,954,710
Southwest Airlines Co.	4,388,700	57,228,648
Waste Management, Inc.	1,235,600	46,594,476

		158,777,834

Insurance (7.3%)
AON Corp.	1,221,000	56,092,740
Marsh & McLennan Cos., Inc.	2,004,500	53,219,475
Unum Group	3,076,900	62,922,605

		172,234,820

Materials (5.2%)
Barrick Gold Corp.	1,340,300	60,983,650
Newmont Mining Corp.	1,186,400	61,882,624

		122,866,274

Pharmaceuticals (6.8%)
Barr Pharmaceuticals, Inc. †	1,955,000	88,131,400
Pfizer, Inc.	4,114,100	71,873,327

		160,004,727

Technology (12.3%)
Flextronics International, Ltd. †	7,371,700	69,293,980
Hewlett-Packard Co.	874,300	38,652,803
Sun Microsystems, Inc. †	4,807,900	52,309,952
Symantec Corp. †	3,391,700	65,629,395
Texas Instruments, Inc.	2,271,300	63,959,808

		289,845,938

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF NET ASSETS (Continued)

JUNE 30, 2008 (Unaudited)

	Share Amount	Market Value
Utilities (3.0%)
AES Corp. †	3,672,700	$70,552,567

Total Common Stock (cost $2,267,167,634)		$2,279,320,336

Short-Term Investments (3.5%)
Money Market Fund (3.5%)
CitiSM Institutional Liquid Reserves, Class A, 2.78% (cost $83,555,299) (a)	83,555,299	$83,555,299

Total Investments (100.2%) (cost $2,350,722,933) *		$2,362,875,635
Other Assets less Liabilities (-0.2%)		(5,656,969)

Net Assets (100.0%) (shares outstanding 71,950,306)		$2,357,218,666

Net Asset Value (offering and redemption price per share)		$32.76

(a)	Variable or Floating Rate Security. Rate disclosed is as of 06/30/2008.
†	Non-income producing security.

ADR — American Depositary Receipt.

PLC — Public Limited Company.

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$226,685,305
Gross Unrealized Depreciation	(214,532,603)

Net Unrealized Appreciation	$12,152,702

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF NET ASSETS (Concluded)

JUNE 30, 2008 (Unaudited)

AT JUNE 30, 2008 NET ASSETS CONSISTED OF:
Par Value (100,000,000 shares authorized)	$71,950
Paid in Capital	2,291,176,914
Unrealized Appreciation on Investments	12,152,702
Over Distributed Net Investment Income	(38,313)
Realized Appreciation on Investments	53,855,413

NET ASSETS	$2,357,218,666

PORTFOLIO HOLDINGS % of Net Assets
Consumer Discretionary	16.5%
Consumer Staples	5.1%
Diversified Financials	10.9%
Energy	11.5%
Health Care	11.4%
Industrials	6.7%
Insurance	7.3%
Materials	5.2%
Pharmaceuticals	6.8%
Technology	12.3%
Utilities	3.0%
Short-Term Investments	3.5%
Other Assets less Liabilities	(0.2)%

100.0%

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes $96,801)	$21,070,454
Interest	14,513

Total Income	21,084,967

Expenses:
Advisory fee (Note 3)	9,313,706
Administrator fee	327,874
Transfer Agency fee	1,241,809
Custodian fee	105,537
Accountant fee	5,193
Professional fees	67,086
Directors’ fees and expenses (Note 3)	52,178
Compliance services fees (Note 3)	74,524
Miscellaneous	101,629

Total Expenses	11,289,536

Net Investment Income	9,795,431

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments sold	53,855,413
Net change in unrealized depreciation on investments	(272,619,299)

Net realized and unrealized gain (loss) on investments	(218,763,886)

Net decrease in net assets from operations	$(208,968,455)

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS
	For the Six Months Ended June 30, 2008 (Unaudited)	For the Year Ended December 31, 2007
Operations:
Net investment income	$9,795,431	$14,813,012
Net realized gain on investments sold	53,855,413	300,272,997
Net change in unrealized depreciation on investments	(272,619,299)	(234,691,808)

Increase (decrease) in net assets from operations	(208,968,455)	80,394,201
Dividends to shareholders from net investment income	(9,833,744)	(14,841,050)
Dividends to shareholders from net realized gains	—	(299,146,427)

Total distributions to shareholders	(9,833,744)	(313,987,477)
Capital share transactions (Note 6)	(154,906,959)	88,185,609

Total decrease	(373,709,158)	(145,407,667)
Net assets:
Beginning of the year	2,730,927,824	2,876,335,491

End of the year (Including line(A))	$2,357,218,666	$2,730,927,824

(A) Accumulated undistributed (distributions in excess of) net investment income	$(38,313)	$—

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a no-load, diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The investment objective of the Fund is growth of capital.

2.    Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a)  Security Valuation

Exchange traded securities (including those traded on the National Association of Securities Dealers’ Automated Quotation system) not subject to restrictions against resale are valued at the last sale price, as provided by independent pricing services as of the close of the New York Stock Exchange on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. If a security is traded or dealt on more than one exchange or market, quotations from the primary exchange or market are used. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other investment companies are valued at net asset value (“NAV”). Money market instruments that mature in sixty days or less are valued at amortized cost.

Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund’s investment adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, pursuant to procedures adopted by the Fund’s Board of Directors (the “Board”). Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”.) This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principals from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant inputs (including quoted prices of similar securities, interest rates, prepayments speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

Valuation Inputs	Investments in Securities
Level 1	$2,279,320,336
Level 2	83,555,299
Level 3	—

Total Investments	$2,362,875,635

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b)  Security Transactions and Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding tax, which is accrued as applicable. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

c)  Dividends to Shareholders

Dividends from net investment income, if any, are declared and paid semi-annually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from generally accepted accounting

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

d)  Federal Taxes

The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s Financial Statements.

In June 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. As of June 30, 2008, Management has reviewed the tax positions for the open tax years ended December 31, 2007, and have determined that there is no impact resulting from the adoption of this interpretation on the Fund’s financial statements.

Each of the Fund’s Federal tax returns filed in the 3-year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements - In March 2008, the FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have, if any, on the Fund’s financial statements and related disclosures. Management does not expect that the adoption of SFAS 161 will impact the Fund’s financial statements and related disclosures as the Fund does not currently invest in derivative instruments or partake in hedging activities.

3.    Investment Advisory and Other Services

Investment Adviser

The Fund’s investment adviser is Sound Shore Management, Inc. (the “Adviser”). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee at an annual rate of 0.75% of the Fund’s average daily net assets.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Fees due to the Adviser in the amount of $1,505,444 are payable at June 30, 2008.

Other Services

Citi Fund Services, LLC (“Citi”) provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Citi or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Under a Compliance Services Agreement with the Fund, the Distributor provided a Chief Compliance Officer, Treasurer and Anti-Money Laundering Officer to the Fund as well as some additional compliance support functions (“Compliance Services”) until January 24, 2007. Since January 25, 2007, the Compliance Services have been provided by Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, pursuant to a Compliance Services Agreement between FCS and the Fund. The Treasurer of the Fund is an affiliate of the Distributor due to his ownership interest in the Distributor. Neither the Distributor nor FCS has any role in determining the investment policies or which securities are to be purchased or sold by the Fund.

Compliance Services fees due to FCS in the amount of $11,503 are payable at June 30, 2008.

The Fund pays each director who is not an “interested person” of the Fund as defined in Section 2(a)(19) of the Act (“Independent Director”) $5,000 per year, payable quarterly, plus $5,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by telephone.

Certain Officers and Directors of the Fund are officers, directors, or employees of the aforementioned companies.

4.    Purchases and Sales of Securities

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the six months ended June 30, 2008 aggregated $748,348,608 and $923,079,592, respectively. Securities purchased in the amount of $15,421,261 are payable at June 30, 2008.

5.    Federal Income Tax and Investment Transactions

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Net Unrealized Appreciation	$284,772,001

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Concluded)

6.    Capital Stock

As of June 30, 2008, 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $2,291,176,914. Capital shares redeemed in the amount of $2,869,941 are payable at June 30, 2008. Capital shares sold in the amount of $2,082,826 are receivable by the Fund at June 30, 2008. Transactions in capital stock were as follows:

	For the Six Months Ended June 30, 2008 (Unaudited)		For the Year Ended December 31, 2007
	Shares	Amount	Shares	Amount
Sale of shares	5,151,547	$175,069,522	11,804,776	$474,406,610
Reinvestment of dividends	292,450	9,577,711	8,546,609	307,497,611
Redemption of shares	(10,037,198)	(339,554,192)	(17,207,498)	(693,718,612)

Net increase (decrease) from capital transactions	(4,593,201)	$(154,906,959)	3,143,887	$88,185,609

Of the 71,950,306 shares outstanding as of June 30, 2008, the Employees’ Profit Sharing Plan of the Adviser owned 517,970 shares.

7.    Other Information

On June 30, 2008, three shareholders held approximately 76% of the outstanding shares of the Fund. These shareholders are comprised of omnibus accounts, Charles Schwab, National Financial Services Corp., and State Street Bank & Trust Co.

SOUND SHORE FUND, INC.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Six Months Ended June 30, 2008 (Unaudited)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$35.68	$39.19	$36.63	$36.71	$33.51	$25.81

Investment Operations
Net investment income	0.13 (a)	0.20 (a)	0.21 (a)	0.07 (a)	0.10	0.05
Net realized and unrealized gain (loss) on investments	(2.91)	0.83	5.86	2.43	5.05	8.14

Total from Investment Operations	(2.78)	1.03	6.07	2.50	5.15	8.19

Distributions from
Net investment income	(0.14)	(0.21)	(0.21)	(0.07)	(0.10)	(0.05)
Net realized gains	—	(4.33)	(3.30)	(2.51)	(1.85)	(0.44)

Total Distributions	(0.14)	(4.54)	(3.51)	(2.58)	(1.95)	(0.49)

Net Asset Value, End of Period	$32.76	$35.68	$39.19	$36.63	$36.71	$33.51

Total Return(b)	(7.80)%	2.58%	16.56%	6.81%	15.37%	31.74%
Ratio/Supplementary Data
Net Assets at End of Period (in thousands)	$2,357,219	$2,730,928	$2,876,335	$2,268,234	$1,698,232	$1,014,412
Ratios to Average Net Assets:(c)
Expenses (net of reimbursement)	0.91%	0.92%	0.92%	0.98%	0.98%	0.98%
Expenses (gross)(d)	0.91%	0.92%	0.92%	0.99%	0.99%	1.00%
Net investment income	0.79%	0.50%	0.54%	0.20%	0.33%	0.18%
Portfolio Turnover Rate(b)	31%	84%	66%	62%	50%	62%

(a)	Calculated using the average shares outstanding for the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Reflects expense ratio in the absence of expense waiver and reimbursement.

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

JUNE 30, 2008 (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period*
Actual Return	$1,000.00	$922.00	$4.35
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.34	$4.57

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

SOUND SHORE FUND, INC.

JUNE 30, 2008 (Concluded)

Advisory Agreement Approval

At the January 31, 2008 meeting of the Fund’s Board, the Board, including the Independent Directors, considered the renewal of the Investment Advisory Agreement between the Fund and the Adviser (the “Advisory Agreement”).

The Independent Directors met separately with Fund Counsel and reviewed the written materials provided to them, which included the terms of the advisory agreement, the long-, mid- and short-term performance of the Fund as measured against relevant benchmarks, revenue received by the Adviser from the Fund, and the costs incurred by the Adviser in connection with the services it renders to the Fund. The materials also included comparative analyses of advisory, administration, transfer agency, fund accounting and total expenses borne by the Fund to those mutual funds included in the Comparison Group, a group consisting of 70 U.S. diversified equity funds reporting no sales loads, no 12b-1 fees and assets of $1 billion to $3 billion, as well as an analysis of the Adviser’s fees as compared with 17 funds in the Comparison Group that were part of fund families with 10 or fewer funds.

The Independent Directors also took into account (1) the consistent quality of services provided by the Adviser, including the Fund’s long-term performance record, (2) the reputation of the Adviser, and (3) the professional credentials of its personnel and the efficiency and economy of its operations. The Independent Directors also noted that the Fund had been included in Money Magazine’s list of 70 recommended funds and in a Morningstar report listing equity fund analyst picks. The Independent Directors took into account the fact that while the fees charged by the Adviser to private accounts are lower than those charged to the Fund, the Adviser has additional responsibilities in connection with its services to the Fund, including compliance with the 1940 Act, preparation of Board and shareholder materials and increased trading activity associated with daily inflows and outflows of Fund assets. While the Directors did not identify any single factor as controlling, the Directors, after considering all the factors, resolved to approve continuance of the Advisory Agreement as in the best interests of the Fund and its shareholders.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s website at http://www.soundshorefund.com. This information is also available from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s website at http://www.soundshorefund.com. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

107-SAR-0608

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

Semi-Annual Report

(Unaudited)

JUNE 30, 2008

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Included as part of report to stockholders under Item 1.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s President and Treasurer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Sound Shore Fund, Inc.

By (Signature and Title) /s/ T. Gibbs Kane, Jr.

T. Gibbs Kane, Jr.

President

Date              8/21/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ T. Gibbs Kane, Jr.

T. Gibbs Kane, Jr.

President

Date              8/21/08

By (Signature and Title) /s/ Simon D. Collier

Simon D. Collier

Treasurer

Date              8/21/08